                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 1999.
                                                          ---------------
                        INTERNATIONAL REALTY GROUP, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                             0-20180                            62-1277260
    -------------------------------           ---------------------        -----------------------------------
    (State or other jurisdiction of           Commission File Number       (I.R.S. Employer Identification No.)
             incorporation)

111 NORTHWEST 183RD STREET, SUITE 518, MIAMI, FLORIDA             33169
-----------------------------------------------------           ---------
        (Address of principal executive office)                 (Zip Code)

       Registrant's telephone number, including area code: (305) 944-8811
                                                           --------------

GENERAL:

This Current Report on Form 8-K/A amends and replaces the Current Report on Form 8-K filed by the Registrant on March 22, 1999 as well as Exhibit 16.1 to the Registrant's Annual Report on Form 10-KSB filed by the Registrant on April 16, 1999.

ITEM 4 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

a(1) On March 15, 1999, the Registrant changed accountants from Hixson, Marin, Powell & DeSanctis, P.A. to Tubbs & Bartnick, P.A.

         (i) Hixson, Marin, Powell & DeSanctis, P.A. declined to stand for re-election as the Company's accountants.

         (ii) The Registrant's financial statements were not subject to an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope, or accounting principles during the past two fiscal years or any interim period through March 15, 1999.

         (iii) The decision to change accountants was approved by the Registrant's board of directors.

         (iv)(A) There were no disagreements with the former accountant related to accounting principles or practices, financial statement disclosure, or audit scope or procedure during the past two fiscal years or any interim period through March 15, 1999.

         (iv)(B) N/A (C) N/A (D) N/A (E) N/A

a(2) On March 15, 1999, the registrant engaged Tubbs & Bartnick, P.A. as their independent accountants.

         (i) The registrant did not consult with its new independent accountant regarding any matters prior to their engagement.

         (ii) N/A

a(3) The Registrant has requested from the former accountant a letter addressed to the Commission stating their agreement with the statements made by the Registrant in response to this item. A copy of such letter is attached as
Exhibit 1 hereto.

(b) N/A

ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS

a.  Not applicable

b.  Not applicable

c.  EXHIBITS

     1. Letter from Hixson, Marin, Powell & DeSanctis, dated May 11, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL REALTY GROUP, INC.
--------------------------------
(Registrant)



By /s/ RICHARD M. BRADBURY
   ---------------------------------------
   Richard M. Bradbury, President

Date  May 12, 1999
      ------------